EXHIBIT 99.1


[LOGO OF MONROE BANCORP]                                    FIG Partners
                                                            Investor Day
                                                            Indianapolis, IN
                                                            June 23, 2010


                                                            Mark D. Bradford
                                                            President & CEO


                                                            Welcome!
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[LOGO OF MONROE BANCORP]


Forward-looking Statement

This presentation contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) continued deterioration in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties; (8) actions of the Federal Reserve Board; (9) changes in accounting principles and interpretations; and (10) actions of the Department of the Treasury and the Federal Deposit Insurance Corporation under the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009 and the Federal Deposit Insurance Act and other legislative and regulatory actions and reforms. These forward-looking statements speak only as of the date of this presentation and Monroe Bancorp undertakes no obligation to update any such forward-looking statement to reflect events or circumstances that occur after the date hereof. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.


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[LOGO OF MONROE BANCORP]


Securing the Present

     "The ultimate measure of a person is not where they stand in moments of comfort and convenience, but where they stand in times of challenge and controversy".


                       - Martin Luther King, Jr.


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[LOGO OF MONROE BANCORP]


Operating Environment

o Recent Recession
  * December 2007 to July 2009
  * Federal Reserve Chairman Ben Bernanke "the worst financial crisis in modern history"
  * Former Federal Reserve Chairman Alan
    Greenspan "the most virulent global financial crisis ever"
  * Significant impact on banking industry
     - 434 (34%) of 1,278 publicly traded banks and thrifts showed a loss in 2009
     - 98 (31.8%) of 308 publicly traded Midwest banks and thrifts showed a loss in 2009


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[LOGO OF MONROE BANCORP]


Positioning for the Future

 o Resolution of Problem Assets - Credit
   Quality
 o Removal of Memorandum of Understanding
 o Implementation of Capital Plan
 o Enhance Profitability
 o Commitment to Customer Service
 o Commitment to our Communities
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[LOGO OF MONROE BANCORP]

                                                          Banking Center &
                                                          Loan Production Office
                                                          Locations
       [MAP]



          April 2010
Counties Unemployment   State
            Rate       Ranking
------------------------------
Monroe       6.6%         3                             [MAP]
Hendricks    7.9%        11
Jackson      9.6%        35
Lawrence    11.2%        71
Hamilton     6.9%         4

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[LOGO OF MONROE BANCORP]


Background Information

o Headquarters - Bloomington,
  Monroe County/Indiana
o Majority of Bank's business is in
  Monroe County
o 2009 Population - 130,738
o Home of Indiana University,
  Bloomington
  - 7,400 Employees
  - 2009/2010 Enrollment is 42,347
o Monroe County Unemployment Rate
  - April 2010- 6.6%; 3rd lowest in the State


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[LOGO OF MONROE BANCORP]


Monroe Bancorp Profile  (Dollars in Thousands)



                                                        % Increase/
                   12/31/08    12/31/09     3/31/10      (Decrease)
---------------------------------------------------------------------
 Bancorp Assets    $819,799    $802,451    $823,510         2.6%

  Trust Assets      300,534     337,771     352,870         4.5%

   Investment
 Services Assets    152,859     168,099     179,437         6.7%

      Total      $1,273,192  $1,308,321  $1,355,817         3.6%


17 Locations:
  o  13 Banking Centers
  o  1 Loan Production Office
  o  3 Retirement Community Locations
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                                                           Financial Performance

Net Income  (Dollars in Thousands)

8,000
                   $7,806
         $7,586
6,000
4,000
                             $3,979
2,000
                                       $1,975
                                                    ($102)
   0      2006      2007      2008      2009      3/31/2010


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[LOGO OF MONROE BANCORP]


                                                           Financial Performance

Earnings Per Share (Basic)


$2.00
$1.50
                   $1.24
         $1.15
$1.00
                             $0.64
$0.50
                                       $0.32
$0.00
                                                   ($0.02)
          2006      2007      2008      2009      3/31/2010

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[LOGO OF MONROE BANCORP]


                                                           Financial Performance

Total Loans  (Dollars in Millions)


$700
$650
                             $633.1
$600
         $559.5
                                       $587.4
                   $584.8
                                                   $569.1
$550
$500
$450
$400
          2006      2007      2008      2009      3/31/2010

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                                                           Financial Performance

Total Deposits (Dollars in Millions)


$700
                                                   $669.7
                             $665.2
$650
                                       $634.3
                   $619.7
$600
         $589.3
$550
$500
$450
$400
          2006      2007      2008      2009      3/31/2010

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[LOGO OF MONROE BANCORP]


                                                           Financial Performance

Noninterest Income*  (Dollars in Thousands)

12,000
                                       $11,666
                             $10,833
                                                   $10,584
                   $10,086
10,000
         $9,285

8,000


6,000


4,000


2,000


    0
          2006       2007      2008      2009      3/31/2010
                                                  Annualized

           Deposit Charges                Trust Fees
           Brokerage Commissions          Mortgage Fees
           Debit Card Interchange         Other
           % of Revenue

*Excludes the effects of deferred compensation plan

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                         Keys to the Company's Success


 o Resolution of Problem Assets - Credit
   Quality
 o Removal of Memorandum of Understanding
 o Implementation of Capital Plan
 o Enhance Profitability
 o Commitment to Customer Service
 o Commitment to our Communities

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[LOGO OF MONROE BANCORP]


                                                    Resolution of Problem Assets
Credit Quality

6.00
                                                                      5.30
5.00

4.00
                                                        3.69
3.00
                                                                   2.79
                                                     2.60
                                         2.45
2.00
                                                                         1.80
                                      1.76
                                                           1.32
                         1.26
                     1.14
      1.10
1.00
                                            0.69
          0.42
                            0.26
             0.11
0.00
         2006            2007            2008            2009         3/31/2010

         Allowance for loan losses as a % of ending loans
         Non-performing loans as a % of ending loans/includes 90 days past due Net charge-offs to loans

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                                                    Resolution of Problem Assets

     Credit Quality  (Dollars in Thousands)


       Allowance for   Provision for        Net            Net
        Loan Losses     Loan Losses     Charge Offs    Income/Loss
--------------------------------------------------------------------

2006       6,144           1,200             641          7,586


2007       6,654           2,035           1,525          7,806


2008      11,172           8,880           4,362          3,979


2009      15,256          11,850           7,766          1,975


3/31/10   15,898           3,200           2,559           (102)

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                                                    Resolution of Problem Assets

Consolidated Net Income Trends
(Dollars in Thousands)

                                                                  3/31/10
                      2006       2007       2008       2009      Annualized
---------------------------------------------------------------------------

Net Income/Loss       7,586      7,806      3,979      1,975        (408)


     Pre Tax
  Income/Loss        10,859     10,629      4,022      2,040      (1,324)


  Provision for
  Loan Losses         1,200      2,035      8,880     11,850      12,800

 Pre Tax Income
Before Provision     12,059     12,664     12,902     13,890      11,476

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[LOGO OF MONROE BANCORP]


                          Resolution of Problem Assets

Multi-Faceted Approach

o Prevention
  - Improved loan underwriting
  - Reduced key concentration - Development Commercial
    Real Estate and Commercial Construction
o Identification
  - Stable Watch List - Previous twelve months
  - Improved reporting
o Resolution
  - Bias toward rapid liquidation of problem assets
    o Limited success prior to March 2010
    o Larger pool of interested buyers
    o Increased willingness to lend by banks
    o Homebuyer Tax Credit

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[LOGO OF MONROE BANCORP]


                                                             Housing Market News

4/19/10 Inside Indiana Business reports - "Remax of Indiana says sales of single-family homes increased 6.7 percent in March, compared to a year ago. The median sales price rose for the fifth consecutive month....."

4/19/10 IBJ reports - "As of 3/31/10, pending sales and listings expected to close in next 30 days up 10.3% over same time last year......"

4/21/10 WSJ article reports - "Land prices jump....builders are particularly interested in finished lots with improvements in place......nationally, finished-lot prices are up nearly 20% from early 2009......across the U.S., builders are battling to acquire land lots in preparation for ramping up home construction..."

4/21/10 IndyStar reports - "Metro area home permits rose 62% in March over the same month a year ago....the fourth straight month that permits have risen...."

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                     Removal of Memorandum of Understanding
                                      (MOU)
o Entered into with FDIC and Indiana Department of Financial Institutions on April 29, 2010
o Must maintain certain capital ratios:

                       Required       Actual
                       Under MOU  March 31, 2010  Excess Capital
                       ---------  --------------  --------------

Leverage Capital Ratio   8.00%         8.58%        $4,732,000

Total Risk-Based
Capital Ratio           12.00%        13.29%        $7,510,000

o Must receive prior regulatory approval before paying dividends from the Bank to the Holding Company
o Must develop and implement plans to reduce the amount of assets classified as "Substandard" or "Doubtful" in most recent FDIC exam

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                         Implementation of Capital Plan


Why is Capital Plan Needed


o 3/31/10 - Bank had $4,732,000 of capital in excess of amount required under MOU to be well capitalized
o Amount of non-performing assets and the MOU dictate that higher than normal capital is required

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

Presented at 2009 Annual Meeting

o Withdrew application to participate in Treasury
  Department's Troubled Asset Relief Program (TARP)
  Capital Purchase Program (CPP)
o Raised $13 million of capital through the sale of subordinated debentures
o Reduced quarterly dividend from $0.13 per share to $0.01 per share
o Strategically reduced selected assets (largely loans)
o Aggressively pursued additional expense reduction and fee income opportunities

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                         Key Components of Plan
                         Withdrew TARP CPP application


o True costs of program and market's reaction
o Banks continue to aggressively repay TARP
o Determined that Company would be better served with alternative strategy

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                 Key Components of Plan
                 Raised $13 million of capital through sale of subordinated debentures


o Closed on July 17, 2009
o Interest rate of 10%
o Maturity date of June 20, 2019
o Callable three years from closing date

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                          Key Components of Plan
                          Quarterly dividend reduction


o Prudent decision
o Reinvested capital into the Company
o Preserves approximately $3,000,000 of capital annually
o Decision will be reviewed quarterly

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                      Key Components of Plan
                      Strategically reduce selected assets


o Loans outstanding decreased $64,015,000 or 10.1% between 12/31/08 and 3/31/10. High risk-weighted asset for purposes of calculating capital ratios
o Sold municipal bond portfolio

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                           Key Components of Plan
                           Manage Net Interest Margin
o Net Interest Income
  o $236,000 (1.0%) increase to $23,837,000 (2009 vs. 2008)
  o $366,000 (6.2%) decrease to $5,576,000 (3/31/10 vs. 3/31/09)

o Achieved despite:
  o Decrease in loans
  o Increase in non-accruing loans
  o Maintained conservative and short duration investments
  o Maintained excess liquidity

o Achieved through:
  o Use of interest rate floors
  o More rational pricing of loans
  o Disciplined deposit pricing

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                    Key Components of Plan
                    Aggressively grew fee income businesses

o Mortgage banking revenue
  o Increase of $661,000 (94.0%) to $1,364,000 (2009 vs. 2008)
  o Decrease of $41,000 (14.1%) to $249,000 (3/31/10 vs. 3/31/09)

o Trust income
  o Decrease of $74,000 (3.1%) to $2,313,000 (2009 vs. 2008)
  o Increase of $95,000 (18.0%) to $622,000 (3/31/10 vs. 3/31/09)
  o Trust assets were $352,972,000 at 3/31/10
  o Increase of $71,928,000 (25.6%) over 13 months

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                    Key Components of Plan
                    Aggressively grew fee income businesses

o Demand deposits
  o 2.7% increase to 25,722 accounts (3/31/10 versus 12/31/08)
  o Source of low cost deposits
  o Source of fee income from debit card use and non-sufficient funds fees

o Investment Brokerage Services
  o 2009 - $872,000 of income - flat compared to 2008 amount
  o Increase of $54,000 (31.6%) to $225,000 (3/31/10 vs. 3/31/09)
  o Attractive service for customers
  o Conversion from one-time commission to annual fee
    - Reduces income in short-run - creates annuity

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                     Key Components of Plan
                     Pursue expense reduction opportunities

o Other expenses (excluding appreciation/depreciation in deferred compensation plans) increased $127,000 (0.6%) in 2009. These expenses decreased $64,000 (1.2%) comparing 3/31/10 to 3/31/09.
o FDIC assessment (included in other expenses) increased $1,004,000 (208.7%) to $1,485,000 in 2009. Expense will likely be flat in 2010.
o Compensation expense decreased $729,000 (5.9%) in 2009
o 3/31/10 vs. 3/31/09 compensation expense decreased $82,000
  (2.8%)
o Full Time Equivalent Employees decreased from 221.1 to 203.1 between 12/31/08 and 3/31/10 (an 8.1% decrease)

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[LOGO OF MONROE BANCORP]


                         Implementation of Capital Plan

                     Key Components of Plan
                     Pursue expense reduction opportunities

o Second quarter 2010 expense reduction initiatives
  o CEO, Executive Management and Senior Management pay and benefit decreases
  o Additional reductions in Full-Time Equivalent Employees
  o Reduction in 401(k) match
  o Reduction in marketing
  o Reduction in use of outside vendors for facilities maintenance
  o Several other tactics

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                         Commitment to Customer Service

Mystery Shopping

   Year             # Shops           Average Score
------------------------------------------------------
   2005              1,164               94.5%

   2006              1,486               95.4%

   2007              1,747               95.7%

   2008              2,279               95.8%

   2009              2,410               96.2%

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        Commitment to our Communities

o Bank employees
  volunteered 7,624
  hours in the fiscal year
  ended June 30, 2009

o Employees provided
  a half-day off on April
  14, 2010 with pay for
  Day of Action

o 2010 marks 15 years
  of participation in the
  Day of Action

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[LOGO OF MONROE BANCORP]


Expanding Market Share  (Dollars in Thousands)


Monroe County

                 6/30/1999           6/30/2009
                 ---------           ---------
Monroe Bank
Total Deposits   $279,821             $522,763
Market Share       24.9%                31.1%
Rank              Second                First

Bank One/Chase
Total Deposits   $311,330             $315,421
Market Share       27.7%                18.8%
Rank               First               Second

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Common Goal


          "We are going to look back on this as
           being the single greatest
           accomplishment of our professional
           careers".


                         - Gordon Dyott
                           April 23, 2009

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[LOGO OF MONROE BANCORP]


                                                       FIG Partners
                                                       Investor Day
                                                       Indianapolis, IN
                                                       June 23, 2010



                                                              Questions?